EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of American Bio Medica Corporation (the "Company") on Form 10-Q for the period ending September 30, 2009 as filed with the Securities and Exchange Commission on November 13, 2009 (the "Report"), I, Stan Cipkowski, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stan Cipkowski
Stan Cipkowski
Chief Executive Officer
Principal Executive Officer

November 13, 2009